UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

CYMER, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-21321	33–0175463
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17075 THORNMINT COURT, SAN DIEGO, CALIFORNIA	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 385-7300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on May 30, 2013 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 16, 2012 (the “Merger Agreement”), by and among ASML Holding N.V., a Netherlands public limited liability company (naamloze vennootschap) (“ASML”), Kona Acquisition Company, Inc., a Nevada corporation and a wholly owned subsidiary of Holdco (“Merger Sub”), and Cymer, Inc., a Nevada corporation (“Cymer”), and, solely for the purposes set forth therein, ASML US Inc., a Delaware corporation and an indirect wholly owned subsidiary of ASML (“Holdco”) and Kona Technologies, LLC, a Nevada limited liability company and a wholly owned subsidiary of Holdco (“Merger Sub 2”).

The Merger Agreement is described in more detail in Cymer’s Current Report on Form 8-K dated October 17, 2012.

The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger (as defined below).

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 30, 2013, the acquisition of Cymer by ASML pursuant to the terms of the Merger Agreement was completed. At the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Cymer (the “Merger”), and the separate corporate existence of Merger Sub ceased, with Cymer continuing as the surviving corporation in the Merger (the “Surviving Corporation”), and immediately after the Effective Time the Surviving Corporation was merged with and into Merger Sub 2 (the “Subsequent Merger” and, together with the Merger, the “Mergers”), and the separate corporate existence of the Surviving Corporation ceased, with Merger Sub 2 continuing as the surviving company in the Subsequent Merger. The Merger Agreement and transactions contemplated thereby, including the Merger, were approved by Cymer’s board of directors. Cymer’s stockholders adopted the Merger Agreement at the special meeting of Cymer stockholders held on February 5, 2013.

In accordance with the terms of the Merger Agreement, at the Effective Time, each share of Cymer common stock outstanding immediately prior to the consummation of the Merger (other than shares owned by ASML, Holdco, Merger Sub, Merger Sub 2, any other wholly owned subsidiary of ASML, or held in the treasury of Cymer or owned by any wholly owned subsidiary of Cymer) were converted into the right to receive (i) $20.00 in cash, without interest thereon, and (ii) 1.1502 ASML ordinary shares (collectively, the “Merger Consideration”). No fractional ASML ordinary shares will be issued in connection with the Merger.

Additionally, pursuant to the terms of the Merger Agreement, at the Effective Time of the Merger:

(i)	each option to purchase shares of Cymer common stock that was vested as of immediately prior to the effective time of the Merger was converted into an amount in cash, without interest thereon, for each share of Cymer common stock underlying such option equal to the excess, if any, of (i) the sum of (A) $20.00 and (B) the product of (1) 1.1502 and (2) the average of the last reported sales price of ASML ordinary shares, as reported on NASDAQ, on each of the last five trading days ending on the third trading day immediately preceding the closing date (the “ASML Share Price”), over (ii) the per share exercise price of such Cymer stock option. Each unvested option to purchase Cymer common stock was assumed by ASML and converted into an option to purchase a number of ASML ordinary shares (subject to the same terms and conditions applicable to the unvested option prior to conversion) equal to the number of shares of Cymer common stock subject to such option multiplied by the (X) the sum of (A) 1.1502 and (B) the quotient obtained by dividing (1) 20 by (2) the ASML Share Price (the “Stock Award Exchange Ratio”), and the exercise price for each ASML ordinary share underlying such option will be equal to the exercise price per share of Cymer common stock subject to such Cymer stock option divided by the Stock Award Exchange Ratio; and
(ii)	each restricted stock unit of Cymer that was vested as of immediately prior to the effective time of the Merger was converted into the right to receive the Merger Consideration. Each unvested restricted stock unit of Cymer was assumed by ASML and converted into a number of ASML restricted stock units (subject to the same terms and conditions applicable to the unvested restricted stock units prior to conversion) equal to the product of (i) the number of shares of Cymer common stock underlying such Cymer restricted stock unit multiplied by (ii) the Stock Award Exchange Ratio.

The description of the Merger and the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On May 30, 2013, in connection with the consummation of the Merger, Cymer notified NASDAQ of the consummation of the Merger and requested that trading of Cymer common stock on the NASDAQ Global Select Market be suspended. Cymer also requested that NASDAQ file with the SEC a notification on Form 25 to remove the Cymer common stock from listing on the NASDAQ Global Select Market and from registration under Section 12(b) of the Exchange Act.

In addition, Cymer intends to file with the SEC a certification and notice of termination on Form 15 requesting the termination of the registration of Cymer common stock under Section 12(g) of the Exchange Act.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information under Item 2.01 is incorporated herein by reference.

ITEM 5.01. CHANGES IN CONTROL OF THE REGISTRANT.

The disclosure under Item 2.01 of this report is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the terms of the Merger Agreement, on May 30, 2013, the Merger occurred, and Cymer, Inc. will cease to exist and be succeeded by Cymer, LLC, an indirect wholly owned subsidiary of ASML. All of the individuals who were serving as directors of Cymer, Inc. immediately prior to the Merger ceased serving in such capacities.

In addition, following the completion of the Merger, all of the individuals who were serving as executive officers of Cymer, Inc. immediately prior to the effective time of the Merger ceased serving in such capacities. The employment of each of Paul Bowman, former Chief Financial Officer and Karen McGinnis, former Corporate Controller and Accounting Officer, was terminated without “cause” (as such term is defined in their respective employment agreements) in accordance with the Merger Agreement prior to the Effective Time. Robert Akins, former Chief Executive Officer, and Edward Brown, former Chief Operating Officer, will be employed by Cymer, LLC following the effective time of the Merger. Mr. Akins will serve as ASML’s Chief Technology Strategist and Senior Vice President of the Cymer Technologies Division, and Mr. Brown will serve as Chief Executive Officer of the Cymer Light Source Division.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Pursuant to the terms of the Merger Agreement, on May 30, 2013, the Merger occurred, and the separate existence of the Merger Sub ceased, with Cymer continuing as the Surviving Corporation and the Surviving Corporation was merged with an into Merger Sub 2, with the separate corporate existence of the Surviving Corporation having ceased and Merger Sub 2 continuing as the surviving company in the Subsequent Merger. The surviving company in the Subsequent Merger was renamed Cymer, LLC. As of the Effective Time, the articles of incorporation of Cymer, as the surviving corporation in the Merger, were amended and restated in their entirety to read as the articles of incorporation of Merger Sub, and the by-laws of Cymer were amended and restated in their entirety to read as the bylaws of Merger Sub. Following the Subsequent Merger, the articles of organization of Cymer, LLC and the operating agreement of Cymer, LLC were amended and restated in their entirety.

The amended and restated articles of incorporation and by-laws are attached hereto as Exhibit 3.1 and Exhibit 3.2 respectively, and are incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On May 30, 2013, the Company and ASML issued a joint press release relating to the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Cymer, Inc., ASML Holding N.V., ASML US Inc., Kona Acquisition Company, Inc. and Kona Technologies, LLC dated as of October 16, 2012 (incorporated by reference to Exhibit 2.1 to Cymer’s Current Report on Form 8-K filed with the SEC on October 17, 2012).

3.1	Amended and Restated Articles of Incorporation of Cymer, Inc., effective as of May 30, 2013.

3.2	Amended and Restated By-Laws of Cymer, Inc., effective as of May 30, 2013.

99.1	Joint Press Release issued by Cymer, LLC and ASML Holding N.V. dated May 30, 2013.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, LLC (as successor by merger to Cymer, Inc.)

By:	/s/ David Kim
Name: David Kim
Title: Secretary

Date: May 30, 2013

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Cymer, Inc., ASML Holding N.V., ASML US Inc., Kona Acquisition Company, Inc. and Kona Technologies, LLC dated as of October 16, 2012 (incorporated by reference to Exhibit 2.1 to Cymer’s Current Report on Form 8-K filed with the SEC on October 17, 2012).

3.1	Amended and Restated Articles of Incorporation of Cymer, Inc., effective as of May 30, 2013.

3.2	Amended and Restated By-Laws of Cymer, Inc., effective as of May 30, 2013.

99.1	Joint Press Release issued by Cymer, LLC and ASML Holding N.V. dated May 30, 2013.